Dreyfus U.S. Treasury Funds

Prospectus May 1, 2014 As Revised November 20, 2014

Dreyfus 100% U.S. Treasury Money Market Fund
Ticker Symbol: DUSXX
Dreyfus U.S. Treasury Intermediate Term Fund
Ticker Symbol: DRGIX
Dreyfus U.S. Treasury Long Term Fund
Ticker Symbol: DRGBX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summaries

Dreyfus 100% U.S. Treasury Money Market Fund	1
Dreyfus U.S. Treasury Intermediate Term Fund	4
Dreyfus U.S. Treasury Long Term Fund	7
Fund Details

Goal and Approach	10
Investment Risks	11
Management	13
Shareholder Guide

Buying and Selling Shares	15
General Policies	17
Distributions and Taxes	19
Services for Fund Investors	20
Financial Highlights	22
For More Information

See back cover.

Fund Summary

Dreyfus 100% U.S. Treasury Money Market Fund

Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as percentage of the value of your investment)

Management fees	0.50
Other expenses (including shareholder services fees)	0.12
Total annual fund operating expenses	0.62

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00. To pursue its goal, the fund invests only in U.S. Treasury securities.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may impair the fund's ability to maintain a stable net asset value and remaining fund shareholders.

• Regulatory risk. The Securities and Exchange Commission has adopted amendments to the rules governing money market funds that may change the way that the fund, and similar money market funds, operate. Under the amended rules, as of October 14, 2016, the share price of money market funds that will be designated as "institutional prime" or "institutional municipal" type money funds would fluctuate and, as a result, shares of those funds when sold may be worth more or less than their original purchase price. In addition, as of October 14, 2016, all prime and all municipal money market funds become subject to a regime of liquidity fees imposed upon the sale of their shares or the temporary suspension of redemptions, in each case triggered (and subject to board determination) by the percentage of a fund's Weekly Liquid Assets falling below certain minimums as defined in amended Rule 2a-7. The amendments impose additional regulatory and reporting requirements on all money market funds, which generally are expected to be implemented by the funds by April 14, 2016. As a result of the amendments, additional expenses may be incurred by the fund.

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table shows the average annual total returns of the fund's shares over time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q1, 2007: 1.09% Worst Quarter Q4, 2013: 0.00%

Average Annual Total Returns (as of 12/31/13)
1 Year	5 Years	10 Years
0.00%	0.00%	1.23%
For the fund’s current yield, call toll free 1-800-DREYFUS (inside the U.S. only)
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.

Tax Information

Dividends and other distributions paid by the fund are subject to federal income tax, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

Dreyfus U.S. Treasury Intermediate Term Fund

Investment Objective

The fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.30
Other expenses (including shareholder services fees)	.36
Total annual fund operating expenses	.66

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 97.02% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury securities. The fund also may invest in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including inflation-indexed bonds), and may enter into repurchase agreements. Although the fund may invest in or have investment exposure to individual bonds of any remaining maturity, under normal market conditions, the fund maintains an effective duration between 2.5 and 6 years, and a dollar-weighted average portfolio maturity between 3 and 10 years.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.

• Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q4, 2008: 6.74% Worst Quarter Q2, 2004: -2.66%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/13)
	1 Year	5 Years	10 Years
Fund returns before taxes	-2.08%	1.67%	3.34%
Fund returns after taxes on distributions	-2.64%	0.83%	2.22%
Fund returns after taxes on distributions and sale of fund shares	-1.17%	0.95%	2.20%
BofA Merrill Lynch Governments, U.S. Treasury Intermediate Term Index reflects no deduction for fees, expenses or taxes	-1.65%	2.10%	3.73%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus). Robert Bayston, CFA and Nate Pearson, CFA are the fund's primary portfolio managers, positions they have held since April 2008 and July 2012, respectively. Mr. Bayston is a portfolio manager responsible for U.S. Treasury/government and agency mortgage backed strategies, including inflation mandates, with Standish Mellon Asset Management Company, LLC (Standish). Mr. Pearson is an interest rate and derivatives strategist responsible for researching U.S. Government securities at Standish. Messrs. Bayston and Pearson are also employees of Dreyfus.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

Dreyfus U.S. Treasury Long Term Fund

Investment Objective

The fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.30
Other expenses (including shareholder services fees)	.42
Total annual fund operating expenses	.72

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 75.81% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury securities. The fund also may invest in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including inflation-indexed bonds), and may enter into repurchase agreements. Although the fund may invest in or have investment exposure to individual bonds of any remaining maturity, under normal market conditions, the fund maintains an effective duration of 7.5 years or more, and a dollar-weighted average portfolio maturity of 10 years or more.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.

• Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q3, 2011: 23.81% Worst Quarter Q4, 2010: -8.43%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/13)
	1 Year	5 Years	10 Years
Fund returns before taxes	-13.18%	1.82%	5.02%
Fund returns after taxes on distributions	-14.67%	0.23%	3.38%
Fund returns after taxes on distributions and sale of fund shares	-7.37%	0.69%	3.36%
BofA Merrill Lynch Governments, U.S. Treasury Long Term Index reflects no deduction for fees, expenses or taxes	-12.44%	2.18%	5.93%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus). Robert Bayston, CFA and Nate Pearson, CFA are the fund's primary portfolio managers, positions they have held since April 2008 and July 2012, respectively. Mr. Bayston is a portfolio manager responsible for U.S. Treasury/government and agency mortgage backed strategies, including inflation mandates, with Standish Mellon Asset Management Company, LLC (Standish). Mr. Pearson is an interest rate and derivatives strategist responsible for researching U.S. Government securities at Standish. Messrs. Bayston and Pearson are also employees of Dreyfus.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

Dreyfus 100% U.S. Treasury Money Market Fund

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to the maturity, liquidity, quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests only in U.S. Treasury securities.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund

The Intermediate Term Fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury securities. The fund also may invest in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including inflation-indexed bonds), and may enter into repurchase agreements. Although the fund may invest in or have investment exposure to individual bonds of any remaining maturity, under normal market conditions, the fund maintains an effective duration between 2.5 and 6 years, and a dollar-weighted average portfolio maturity between 3 and 10 years.

The Long Term Fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury securities. The fund also may invest in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including inflation-indexed bonds), and may enter into repurchase agreements. Although the fund may invest in or have investment exposure to individual bonds of any remaining maturity, under normal market conditions, the fund maintains an effective duration of 7.5 years or more, and a dollar-weighted average portfolio maturity of 10 years or more.

Although not a principal investment strategy, the Intermediate Term and Long Term funds may, but are not required to, use derivatives, such as options, futures and options on futures (including those relating to securities and interest rates) and swap agreements, as a substitute for investing directly in an underlying asset, to manage interest rate risk, to manage the effective duration or maturity of the fund's portfolio, to increase returns, or as part of a hedging strategy. The funds also may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates and may make forward commitments in which a fund agrees to buy a security in the future at a price agreed upon today.

Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally, the longer a fund's duration, the more it is likely to react to interest rate fluctuations and the greater its long-term risk/return potential.

Dollar-weighted average maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by the issuer. The average maturity is weighted according to the dollar amounts in the various securities held by the fund.

Investment Risks

Risks Applicable to the Money Market Fund.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may impair the fund's ability to maintain a stable net asset value and remaining fund shareholders.

• Regulatory risk. The Securities and Exchange Commission has adopted amendments to the rules governing money market funds that may change the way that the fund, and similar money market funds, operate. Under the amended rules, as of October 14, 2016, the share price of money market funds that will be designated as "institutional prime" or "institutional municipal" type money funds would fluctuate and, as a result, shares of those funds when sold may be worth more or less than their original purchase price. In addition, as of October 14, 2016, all prime and all municipal money market funds become subject to a regime of liquidity fees imposed upon the sale of their shares or the temporary suspension of redemptions, in each case triggered (and subject to board determination) by the percentage of a fund's Weekly Liquid Assets falling below certain minimums as defined in amended Rule 2a-7. The amendments impose additional regulatory and reporting requirements on all money market funds, which generally are expected to be implemented by the funds by April 14, 2016. As a result of the amendments, additional expenses may be incurred by the fund.

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, such guarantees do not extend to shares of the fund itself.

Risks Applicable to the Intermediate Term Fund and the Long Term Fund.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.

• Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, such guarantees do not extend to shares of the fund itself.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate. In addition, such guarantees do not extend to shares of the fund itself. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

• Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

In addition to the principal risks described above, each fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause the bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. Securities issued by the U.S. Treasury or U.S. government agencies generally present minimal credit risk. However, a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to marturity. The market prices for such securities are not guaranteed and will fluctuate.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments, such as swap agreements and over-the-counter options, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain types of derivatives, including swap agreements and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund's transactions in derivatives. These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the fund must set aside liquid assets equal to such derivatives contract's full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open. If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contract, if any. By setting aside assets equal to only its net obligations, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Future rules and regulations of the Securities and Exchange Commission may impact the fund's operations as described in this prospectus.

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses.

• Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $256 billion in 169 mutual fund portfolios. For the past fiscal year, the Money Market Fund, the Intermediate Term Fund and the Long Term Fund paid Dreyfus a monthly management fee at the annual rate of 0.00%, 0.29% and 0.23%, respectively, of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's semiannual report for the six-month period ended June 30, 2013. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $28.3 trillion in assets under custody and administration and $1.6 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Robert Bayston, CFA and Nate Pearson, CFA are the primary portfolio managers of the Intermediate Term Fund and the Long Term Fund, positions they have held since April 2008 and July 2012, respectively. Messrs. Bayston and

Pearson are jointly and primarily responsible for managing the funds' portfolios. Mr. Bayston is the Managing Director and Senior Portfolio Manager of U.S. Interest Rate Strategies with Standish, a subsidiary of BNY Mellon and an affiliate of Dreyfus, where he has been employed since 1991. He is responsible for the portfolio management of all U.S. Treasury/government and agency mortgage backed strategies, including inflation mandates. Mr. Pearson is an interest rate and derivatives strategist responsible for researching U.S. Government securities with Standish, where he has been employed since 2005. Messrs. Bayston and Pearson have been employees of Dreyfus since September 2001 and July 2012, respectively. Messrs. Casey and Rabasco manage the funds as employees of Dreyfus.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

Buying and Selling Shares

You pay no sales charges to invest in these funds. Your price for fund shares is the net asset value per share (NAV), which is calculated, for the Money Market Fund as of 3:00 p.m. Eastern time, and for the Intermediate Term Fund and Long Term Fund as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.

Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. The Money Market Fund's investments are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The Money Market Fund uses the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, as amended, in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, liquidity, quality and diversification requirements to help it maintain the $1.00 per share price. When calculating its NAV, the Money Market Fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. Purchase orders for Money Market Fund shares received in proper form before 3:00 p.m. Eastern time will receive the dividend declared on that day, whereas orders received in proper form after 3:00 p.m. Eastern time will begin to accrue dividends on the following business day.

When calculating NAVs, each of the Intermediate Term Fund's and Long Term Fund's investments generally are valued by one or more independent pricing services approved by the fund's board or on the basis of market quotations. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the shares of the Intermediate Term Fund and Long Term Fund. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

For the Intermediate Term Fund and Long Term Fund, orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Fund shares are subject to an annual shareholder services fee of up to 0.25% to reimburse the fund's distributor for shareholder account service and maintenance expenses.

How to Buy Shares

By Mail.

Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are an Institutional Direct account holder, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Telephone or Online. To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction. In order to do so, you must have elected the Dreyfus TeleTransfer Privilege on your account application or a Shareholder Services Form. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information. Institutional Direct accounts are not eligible for online services.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

The minimum initial and subsequent investment for regular accounts is $2,500 and $100, respectively. The minimum initial investment for IRAs is $750, with no minimum subsequent investment. The minimum initial investment for education savings accounts is $500, with no minimum subsequent investment. Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week. If a redemption request for Money Market Fund shares is received in proper form by the fund's transfer agent or other authorized entity by 3:00 p.m. Eastern time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared that day. If the request is received after 3:00 p.m. Eastern time, the shares will receive the dividend declared on that day, and the proceeds of the redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds (or selling the shares in the case of the Money Market Fund) for up to eight business days following the purchase of those shares

• the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

By Mail.

Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction. Institutional Direct accounts are not eligible for online services.

By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). For redemption requests made online through www.dreyfus.com or through Dreyfus Express® automated account access system, there is a $100,000 per day limit.

If the fund has your bank account information on file, you may request a wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum) and proceeds will be wired or sent by electronic check, as applicable, to your bank account. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.

Automatically. You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative. See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

If you invest through a financial intermediary (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative or the SAI.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the Money Market Fund discourages excessive trading and other abusive trading practices, the fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of Money Market Fund shares. The Money Market Fund also believes that money market funds, such as the Money Market Fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Money Market Fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. Accordingly, the Money Market Fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into the Money Market Fund. If you plan to exchange your Money Market Fund shares for shares of another Dreyfus fund, including the Intermediate Term Fund or Long Term Fund, please read the prospectus of that other Dreyfus fund for more information.

The Intermediate Term and Long Term funds are designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the funds' board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect a fund or its operations. Dreyfus and the funds will not enter into arrangements with any person or group to permit frequent trading.

Each fund also reserves the right to:

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the funds may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic investment plans (including Dreyfus Automatic Asset Builder ®), automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into a fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with a fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent that a fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although a fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, each fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Education Savings Accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The funds also realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The funds normally pay dividends monthly and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the funds are subject to federal income taxes, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. The tax status of any distribution generally is the same regardless of how long you have been in a fund and whether you reinvest your distributions or take them in cash.

With respect to the Intermediate Term and Long Term funds high portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semi-annual or annual period, provided your account balance is at least $5,000.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request. If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

Wire Redemption and Dreyfus TeleTransfer Privileges

To redeem shares from your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege. To purchase additional shares of your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer Privilege. You can set up the Wire Redemption Privilege and Dreyfus TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or by contacting your financial representative. Shares held in an education savings account may not be redeemed through the Wire Redemption or Dreyfus TeleTransfer Privileges. Institutional Direct accounts are not eligible for the Wire Redemption or Dreyfus TeleTransfer Privileges initiated online.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Checkwriting Privilege

You may write redemption checks against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Dreyfus Express® Voice-Activated Account Access

You can check your Dreyfus account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Dreyfus Express® Voice-Activated System. You may also be able to purchase fund shares and/or transfer money between your Dreyfus Funds using Dreyfus Express®. Certain requests require the services of a representative.

Retirement Plans

Dreyfus offers a variety of retirement plans, including traditional and Roth IRAs and education savings accounts. Here's where you call for information:

• For traditional, rollover and Roth IRAs and education savings accounts, call 1-800-DREYFUS (inside the U.S. only)

• For SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

Dreyfus Advisor Services

For investors with a minimum of $100,000 or more in investable assets, Dreyfus Advisor Services is a personalized asset management service. We welcome the opportunity to discuss what we can do, specifically for you. For more information, contact an advisor at 1-800-896-2645.

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended December 31,
Dreyfus 100% U.S. Treasury Money Market Fund	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.000[a]	.000[a]
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.00[b]	.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.62	.60	.62	.60	.60
Ratio of net expenses to average net assets	.06	.08	.08	.14	.36
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.00[b]	.02
Net Assets, end of period ($ x 1,000)	612,343	1,038,745	1,175,407	1,042,966	1,230,392
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

	Year Ended December 31,
Dreyfus U.S. Treasury Intermediate Term Fund	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	13.68	13.85	13.45	13.18	13.74
Investment Operations:
Investment income--net[a]	.08	.10	.17	.19	.24
Net realized and unrealized gain (loss) on investments	(.36)	.06	.60	.43	(.39)
Total from Investment Operations	(.28)	.16	.77	.62	(.15)
Distributions:
Dividends from investment income--net	(.18)	(.22)	(.33)	(.35)	(.41)
Dividends from net realized gain on investments	-	(.11)	(.04)	-	-
Total Distributions	(.18)	(.33)	(.37)	(.35)	(.41)
Net asset value, end of period	13.22	13.68	13.85	13.45	13.18
Total Return (%)	(2.08)	1.18	5.83	4.68	(1.06)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66	.83	.99	.98	.91
Ratio of net expenses to average net assets	.65	.65	.65	.65	.65
Ratio of net investment income to average net assets	.61	.71	1.23	1.41	1.79
Portfolio Turnover Rate	97.02	115.88	120.54	154.75	176.33
Net Assets, end of period ($ x 1,000)	79,597	100,297	105,712	124,928	135,966
[a]Based on average shares outstanding at each month end.

Financial Highlights (cont'd)

	Year Ended December 31,
Dreyfus U.S. Treasury Long Term Fund	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	20.09	20.30	16.76	16.13	19.34
Investment Operations:
Investment income--net[a]	.48	.46	.55	.57	.59
Net realized and unrealized gain (loss) on investments	(3.07)	.15	4.23	.86	(3.10)
Total from Investment Operations	(2.59)	.61	4.78	1.43	(2.51)
Distributions:
Dividends from investment income--net	(.56)	(.57)	(.65)	(.69)	(.70)
Dividends from net realized gain on investments	(.19)	(.25)	(.59)	(.11)	-
Total Distributions	(.75)	(.82)	(1.24)	(.80)	(.70)
Net asset value, end of period	16.75	20.09	20.30	16.76	16.13
Total Return (%)	(13.18)	3.06	29.32	8.85	(13.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.89	1.06	1.02	.97
Ratio of net expenses to average net assets	.65	.65	.65	.65	.65
Ratio of net investment income to average net assets	2.59	2.29	3.06	3.35	3.44
Portfolio Turnover Rate	75.81	90.29	90.58	79.45	109.93
Net Assets, end of period ($ x 1,000)	53,009	90,862	82,954	66,416	68,295
[a]Based on average shares outstanding at each month end.

NOTES

NOTES

For More Information

Dreyfus U.S. Treasury Intermediate Term Fund	Dreyfus 100% U.S Treasury Money Market Fund
SEC file number: 811-4428	SEC file number: 811-4430

Dreyfus U.S. Treasury Long Term Fund
SEC file number: 811-4429

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

© 2014 MBSC Securities Corporation USTFP1114